EXHIBIT 12

                  SARBANES-OXLEY ACT SECTION 302 CERTIFICATIONS

I, Javier Sarro Cortina, certify that:

1.    I have reviewed the annual report on Form 20-F of Grupo Elektra, S.A. de
      C.V.;

2. Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

3. Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this annual report;

4. The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e) for the company and have:

      a) Designed such disclosure controls and procedures, or caused such disclosure controls procedures to be signed under the supervision, to ensure that material information relating to the company, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this annual report is being prepared;

      b) Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

      c) Disclosed in this report any changes in the company's internal control over financial reporting that occurred during the period covered by the annual report has materially affected, or is reasonably likely to materially affect, the company's internal control over financial reporting; and

5. The company's other certifying officers and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the company's auditors and audit committee of the company's board of directors (or persons performing the equivalent functions):

      a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the company's ability to record, process, summarize and report financial information, and;

      b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the company's internal controls over financial reporting.

Date:  June 30, 2004
                                             /s/ Javier Sarro Cortina
                                             -------------------------------
                                             Javier Sarro Cortina
                                             Chief Executive Officer
                                             (Principal Executive Officer)

                                                                      EXHIBIT 12

                  SARBANES-OXLEY ACT SECTION 302 CERTIFICATIONS

I, Rodrigo Pliego Abraham, certify that:

1.    I have reviewed the annual report on Form 20-F of Grupo Elektra, S.A. de
      C.V.;

2. Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

3. Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this annual report;

4. The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e) for the company and have:

      a) Designed such disclosure controls and procedures, or caused such disclosure controls procedures to be signed under the supervision, to ensure that material information relating to the company, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this annual report is being prepared;

      b) Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

      c) Disclosed in this report any changes in the company's internal control over financial reporting that occurred during the period covered by the annual report has materially affected, or is reasonably likely to materially affect, the company's internal control over financial reporting; and

5. The company's other certifying officers and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the company's auditors and audit committee of the company's board of directors (or persons performing the equivalent functions):

      a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the company's ability to record, process, summarize and report financial information, and;

      b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the company's internal controls over financial reporting.

Date:  June 30, 2004
                                             /s/ Rodrigo Pliego Abraham
                                             -------------------------------
                                             Rodrigo Pliego Abraham
                                             Chief Financial Officer
                                             (Principal Executive Officer)

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